Exhibit 10.8

Execution Copy

ACKNOWLEDGEMENT OF TERMINATION

June 17, 2008

Provident Energy Trust
2100, 250 – 2nd Street
Calgary, Alberta T2P 0C1
Canada

Re:
Omnibus Agreement, dated October 10, 2006 (the “Omnibus Agreement”), by and among Provident Energy Trust, an open-ended unincorporated investment trust formed under the laws of the Province of Alberta (“Provident”), Pro GP Corp., a Delaware corporation, BreitBurn Energy Company L.P., a Delaware limited partnership, BreitBurn GP, LLC, a Delaware limited liability company (the “General Partner”), and BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”).

Ladies and Gentlemen:

Reference is hereby made to the Omnibus Agreement for all purposes. Any capitalized term used but not defined herein has the meaning given such term in the Omnibus Agreement.

Upon the sale by Provident of its limited partner interests in the Partnership (the “Partnership Interests”) and its limited liability company interests in BreitBurn Management (the “BreitBurn Management Interests”) to the Partnership on June 17, 2008 (the “Closing Date”), Provident and its Affiliates no longer maintain a direct or indirect controlling interest in the General Partner.

In connection therewith, the Parties acknowledge and agree that effective concurrently with the consummation on the Closing Date of such purchase and sale of the Partnership Interests and the BreitBurn Management Interests (a) all rights of the Partnership Group under Section 3.1, if any, of the Omnibus Agreement in connection with the sale by Provident of the Partnership Interests and BreitBurn Management Interests to the Partnership shall be waived and (b) the Omnibus Agreement shall be terminated in all respects.

Please indicate your acknowledgement of and agreement to the termination of the Omnibus Agreement and other matters described above by executing this acknowledgement letter agreement in the space provided below.

[Signature page follows.]

Sincerely,

BREITBURN GP, LLC

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its general partner

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Agreed to and accepted
this 17th day of June, 2008:

PROVIDENT ENERGY TRUST		PRO LP CORP.

By:	/s/ Thomas W. Buchanan	By:	/s/ Thomas W. Buchanan
	Name: Thomas W. Buchanan		Name: Thomas W. Buchanan
	Title: President		Title:

PRO GP CORP.		BREITBURN ENERGY COMPANY L.P.

		By:	Pro GP Corp., its general partner
By:	/s/ Thomas W. Buchanan
Name: Thomas W. Buchanan
Title: President
		By:	/s/ Thomas W. Buchanan
Name: Thomas W. Buchanan
Title: President

Signature Page